UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 12, 2025

Transcontinental Realty Investors, Inc.
(Exact name of registrant as specified in its charter)

Nevada		001-09240		94-6565852
(State or other jurisdiction of Incorporation or organization)		(Commission File Number)		(IRS Employer Identification Number)

1603 LBJ Freeway,	Suite 800	Dallas	TX	75234
(Address of principal executive offices)				(Zip Code)
(469) 522-4200
Registrant’s Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
 ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐  Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 230.425)
 ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))
 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.413e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TCI	NYSE
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((17 CFR 230.405 of or Rule 12b-2 of the Securities Act of 1934 (17 CFR 230.405):
☐  Emerging growth company
If an emerging growth company indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

The original Form 8-K filed December 12, 2025 contained a typographical error which this amendment is being filed to correct.

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to the Vote of Security Holders

On December 10, 2025, the Annual Meeting of Stockholders of Transcontinental Realty Investors, Inc. (“TCI” or the “Issuer” or the “Registrant”) was held, following a solicitation of proxies, pursuant to a Notice of Annual Meeting and related Proxy Statement, dated October 30, 2025, distributed in accordance with the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended. On the record date of October 29, 2025, a total of 8,639,316 shares of Common Stock were outstanding, with each share entitled to cast one vote.

At the meeting, proxies representing at least 8,371,455 shares (96.9%% of the outstanding) appeared and were cast, thereby establishing a quorum present in person or by proxy. It was noted that, of the 8,639,316 outstanding shares of Common Stock, 3,386,692 shares are held in DTC/CEDE accounts on the Record Date.

At the Annual Meeting, which involved the election of directors, the following named persons received the number of votes cast for, against or withheld, as well as the number of abstention and broker non-votes:

Name	For	Against	Withheld	Abstention	Broker Non-Votes
Henry A. Butler	7,712,361	—	229,760	—	429,334
William J. Hogan	7,661,750	—	280,371	—	429,334
Robert A. Jakuszewski	7,642,933	—	299,188	—	429,334
Fernando V. Lara Celis	7,653,512	—	288,609	—	429,334
Ted R. Munselle	7,642,944	—	299,177	—	429,334

All of the nominees named above, each of which is currently a director of the Registrant, were elected at such Annual Meeting.

The only other matter presented at the Annual Meeting was the ratification of the appointment of Farmer, Fuqua & Huff, P.C. as the independent registered public accounting firm for the Registrant for the fiscal year ending December 31, 2025, and any interim period. A total of 8,322,740 votes were cast FOR, 44,725 votes were cast AGAINST, and 3,900 votes ABSTAINED from voting with respect to such proposal. There were no broker non-votes.

The Annual Meeting of the Board of Directors was held on the following day, December 11, 2025. At such meeting, Henry A. Butler was re-elected Chairman of the Board and Ted R. Munselle was re-appointed as the Presiding Director.

SIGNATURES
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSCONTINENTAL REALTY INVESTORS, INC.

Dated: December 12, 2025	By:	/s/ ERIK L. JOHNSON
Erik L. Johnson
President and Chief Executive Officer